Exhibit 99.2

Draft 2/6/2013

Protective Life Corporation (“PLC”)

Supplemental Schedules

Fourth Quarter 2012

Draft 2/6/2013

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

Draft 2/6/2013

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

Pre-tax Operating Income (Loss) (1)

Life Marketing	$33,810	$30,369	$30,348	$28,673	$15,642	$96,123	$105,032
Acquisitions	41,545	39,099	43,615	46,155	42,191	157,393	171,060
Annuities	24,230	35,783	28,553	9,408	45,348	80,224	119,092
Stable Value Products	14,226	12,646	15,958	13,050	18,675	56,780	60,329
Asset Protection	6,706	4,966	6,479	4,150	859	25,407	16,454
Corporate & Other	(4,416)	27,880	(25,397)	(6,614)	928	5,767	(3,203)
Total Pre-tax Operating Income	$116,101	$150,743	$99,556	$94,822	$123,643	$421,694	$468,764

Balance Sheet Data

Total GAAP Assets	$52,143,369	$53,322,272	$54,195,024	$55,912,100	$57,384,672
Total Protective Life Corporation’s Shareowners’ Equity	$3,711,517	$3,785,810	$4,147,234	$4,565,855	$4,615,183
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,726,073	$2,784,007	$2,828,898	$2,849,089	$2,878,461

Stock Data

Closing Price	$22.56	$29.62	$29.41	$26.21	$28.58
Average Shares Outstanding
Basic	83,205,456	82,330,330	81,639,756	80,662,745	79,652,495	85,208,612	81,066,338
Diluted	84,464,572	83,921,135	83,243,703	82,406,103	81,339,803	86,475,229	82,723,016

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 2/6/2013

Financial Strength Ratings as of December 31, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 2/6/2013

GAAP Consolidated Statements of Income

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$720,233	$696,305	$711,429	$684,939	$721,605	$2,800,140	$2,814,278
Reinsurance ceded	(371,652)	(304,558)	(344,673)	(321,059)	(375,546)	(1,394,675)	(1,345,836)
Net premiums and policy fees	348,581	391,747	366,756	363,880	346,059	1,405,465	1,468,442
Net investment income	464,719	462,121	456,222	467,944	476,045	1,820,643	1,862,332
RIGL - derivatives	(9,756)	(29,909)	(48,268)	(134,222)	(26,081)	(155,251)	(238,480)
RIGL - all other investments	33,296	35,726	65,593	122,555	7,161	234,915	231,035

OTTI losses	(24,420)	(34,420)	(13,670)	(1,676)	(16,422)	(62,332)	(66,188)
Portion recognized in OCI (before taxes)	1,957	15,656	62	(6,880)	(1,536)	14,890	7,302
Net impairment losses recognized in earnings	(22,463)	(18,764)	(13,608)	(8,556)	(17,958)	(47,442)	(58,886)
Other income	72,520	111,260	81,480	81,190	84,633	307,812	358,563
Total revenues	886,897	952,181	908,175	892,791	869,859	3,566,142	3,623,006

BENEFITS & EXPENSES
Benefits and settlement expenses	552,759	589,629	568,522	629,945	537,944	2,233,473	2,326,040
Amortization of deferred policy acquisition costs and value of business acquired	62,309	56,836	67,188	14,011	65,530	264,993	203,565
Other operating expenses	109,375	116,255	124,530	118,964	120,406	437,779	480,155
Interest expense - subsidiaries	7,081	6,109	6,098	6,253	10,336	28,023	28,796
Interest expense - holding company - other debt	23,335	23,372	23,298	23,731	23,481	93,794	93,882
Interest expense - holding company - subordinated debt	9,401	9,401	10,852	8,901	8,443	37,604	37,597
Total benefits and expenses	764,260	801,602	800,488	801,805	766,140	3,095,666	3,170,035

INCOME BEFORE INCOME TAX	122,637	150,579	107,687	90,986	103,719	470,476	452,971
Income tax expense	36,603	51,558	31,532	30,506	36,923	154,839	150,519
NET INCOME	86,034	99,021	76,155	60,480	66,796	315,637	302,452
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	245	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$86,034	$99,021	$76,155	$60,480	$66,796	$315,392	$302,452

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.97	$1.18	$0.85	$0.76	$0.98
RIGL - derivatives net of gains related to corp debt, investments and annuities	(0.03)	(0.18)	(0.31)	(0.98)	(0.12)
RIGL - all other investments	0.08	0.18	0.37	0.95	(0.04)
Net income available to PLC’s common shareowners-diluted	$1.02	$1.18	$0.91	$0.73	$0.82
Average shares outstanding-diluted	84,464,572	83,921,135	83,243,703	82,406,103	81,339,803
Dividends paid	$0.16	$0.16	$0.18	$0.18	$0.18
PER SHARE DATA FOR YTD
Operating income - diluted (1)	$3.28	$1.18	$2.04	$2.80	$3.78
RIGL - derivatives net of gains related to corp debt, investments and annuities	(1.00)	(0.18)	(0.49)	(1.46)	(1.59)
RIGL - all other investments	1.37	0.18	0.55	1.49	1.47
Net income available to PLC’s common shareowners - diluted	$3.65	$1.18	$2.10	$2.83	$3.66
Average shares outstanding - diluted	86,475,229	83,921,135	83,583,025	83,187,854	82,723,016
Dividends paid	$0.62	$0.16	$0.34	$0.52	$0.70

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/6/2013

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012
ASSETS

Fixed maturities, at fair value	$27,983,446	$28,189,744	$28,850,496	$29,607,238	$29,787,959
Fixed maturities, at amortized cost	—	—	—	—	300,000
Equity securities	335,232	360,527	350,503	373,552	411,786
Mortgage loans	5,353,481	5,314,496	5,203,999	5,096,080	4,950,201
Investment real estate	29,899	31,527	20,582	19,858	19,816
Policy loans	879,819	877,850	870,775	869,607	865,391
Other long-term investments	257,714	324,001	333,358	347,065	361,837
Long-term investments	34,839,591	35,098,145	35,629,713	36,313,400	36,696,990
Short-term investments	101,489	110,194	89,495	110,684	217,812
Total investments	34,941,080	35,208,339	35,719,208	36,424,084	36,914,802
Cash	267,298	175,353	219,877	206,012	368,801
Accrued investment income	350,580	362,837	354,282	360,024	357,368
Accounts and premiums receivable	84,754	90,372	111,362	104,037	85,500
Reinsurance receivable	5,645,471	5,674,662	5,716,333	5,753,980	5,805,401
Deferred policy acquisition costs and value of business acquired	3,248,041	3,234,596	3,208,319	3,208,227	3,239,519
Goodwill	111,659	110,884	110,110	109,335	108,561
Property and equipment, net	48,578	48,596	48,307	48,321	47,607
Other assets	150,549	163,360	164,354	189,086	262,052
Current/Deferred income tax	50,783	—	62,316	55,518	30,827
Assets related to separate accounts
Variable annuity	6,741,959	7,698,456	7,949,926	8,895,947	9,601,417
Variable universal life	502,617	554,817	530,630	557,529	562,817

TOTAL ASSETS	$52,143,369	$53,322,272	$54,195,024	$55,912,100	$57,384,672

Draft 2/6/2013

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$20,867,989	$20,981,983	$21,165,796	$21,400,351	$21,626,386
Unearned premiums	1,258,785	1,283,441	1,301,537	1,367,241	1,396,026
Stable value product deposits	2,769,510	2,772,378	2,676,312	2,328,237	2,510,559
Annuity deposits	10,946,848	10,856,119	10,774,666	10,751,652	10,658,463
Other policyholders’ funds	546,516	537,909	539,364	553,262	566,985
Repurchase program borrowings	—	221,569	200,000	280,000	150,000
Other liabilities	1,065,451	1,055,568	1,157,689	1,306,298	1,434,604
Mortgage loan backed certificates	19,755	8,834	—	—	—
Deferred income taxes	1,260,629	1,241,670	1,430,027	1,668,885	1,736,389
Income tax payable	—	22,725	—	—	—
Non-recourse funding obligations	407,800	297,000	297,000	297,000	586,000
Debt	1,520,000	1,480,000	1,510,000	1,400,000	1,400,000
Subordinated debt securities	524,743	524,743	515,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	6,741,959	7,698,456	7,949,926	8,895,947	9,601,417
Variable universal life	502,617	554,817	530,630	557,529	562,817
TOTAL LIABILITIES	48,432,602	49,537,212	50,048,540	51,346,995	52,770,239

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	598,106	593,930	603,045	603,083	606,369
Treasury stock	(107,740)	(131,578)	(157,412)	(183,330)	(209,840)
Retained earnings	2,191,319	2,277,267	2,338,877	2,384,948	2,437,544
Accumulated other comprehensive income (loss)	985,444	1,001,803	1,318,336	1,716,766	1,736,722
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,711,517	3,785,810	4,147,234	4,565,855	4,615,183
Noncontrolling interest	(750)	(750)	(750)	(750)	(750)
TOTAL EQUITY	3,710,767	3,785,060	4,146,484	4,565,105	4,614,433
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$52,143,369	$53,322,272	$54,195,024	$55,912,100	$57,384,672

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$45.45	$46.74	$51.81	$57.70	$59.06
Less: Accumulated other comprehensive income (loss)	12.07	12.37	16.47	21.70	22.22
Excluding accumulated other comprehensive income (loss) (1)	$33.38	$34.37	$35.34	$36.00	$36.84

Total Protective Life Corporation’s Shareowners’ Equity	$3,711,517	$3,785,810	$4,147,234	$4,565,855	$4,615,183
Less: Accumulated other comprehensive income (loss)	985,444	1,001,803	1,318,336	1,716,766	1,736,722
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,726,073	$2,784,007	$2,828,898	$2,849,089	$2,878,461

Common shares outstanding	81,669,195	80,998,430	80,046,258	79,136,858	78,137,493
Treasury Stock shares	7,107,765	7,778,530	8,730,702	9,640,102	10,639,467

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 2/6/2013

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$66,796	$315,392	$302,452

Average shares outstanding - basic	83,205,456	82,330,330	81,639,756	80,662,745	79,652,495	85,208,612	81,066,338
Average shares outstanding - diluted	84,464,572	83,921,135	83,243,703	82,406,103	81,339,803	86,475,229	82,723,016

Net income available to PLC’s common shareowners per share-basic	$1.03	$1.20	$0.93	$0.75	$0.84	$3.70	$3.73
Net income available to PLC’s common shareowners per share-diluted	$1.02	$1.18	$0.91	$0.73	$0.82	$3.65	$3.66

Income from continuing operations	$86,034	$99,021	$76,155	$60,480	$66,796	$315,392	$302,452

EPS (basic)	$1.03	$1.20	$0.93	$0.75	$0.84	$3.70	$3.73
EPS (diluted)	$1.02	$1.18	$0.91	$0.73	$0.82	$3.65	$3.66

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(9,756)	$(29,909)	$(48,268)	$(134,222)	$(26,081)	$(155,251)	$(238,480)
VA GMWB economic cost	6,481	7,240	8,355	9,641	11,265	21,881	36,501
RIGL - all other investments	10,833	16,962	51,985	113,999	(10,797)	187,473	172,149
Related amortization of DAC & VOBA	(1,022)	5,543	(3,941)	6,746	5,689	(5,566)	14,037
	6,536	(164)	8,131	(3,836)	(19,924)	48,537	(15,793)
Tax effect	(2,288)	58	(2,845)	1,342	6,974	(16,989)	5,529
	$4,248	$(106)	$5,286	$(2,494)	$(12,950)	$31,548	$(10,264)

RIGL - derivatives per share-diluted	$(0.03)	$(0.18)	$(0.31)	$(0.98)	$(0.12)	$(1.00)	$(1.59)
RIGL - all other investments per share-diluted	$0.08	$0.18	$0.37	$0.95	$(0.04)	$1.37	$1.47

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$1.02	$1.18	$0.91	$0.73	$0.82	$3.65	$3.66
Less: RIGL - derivatives per share-diluted	(0.03)	(0.18)	(0.31)	(0.98)	(0.12)	(1.00)	(1.59)
Less: RIGL - all other investments per share-diluted	0.08	0.18	0.37	0.95	(0.04)	1.37	1.47
Operating income per share-diluted	$0.97	$1.18	$0.85	$0.76	$0.98	$3.28	$3.78

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$66,796	$315,392	$302,452
Less: RIGL - derivatives net of tax	(2,129)	(14,735)	(25,943)	(80,978)	(9,630)	(86,691)	(131,286)
Less: RIGL - all other investments net of tax and amortization	6,377	14,629	31,229	78,484	(3,320)	118,239	121,022
Net operating income	$81,786	$99,127	$70,869	$62,974	$79,746	$283,844	$312,716

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$122,637	$150,579	$107,687	$90,986	$103,719	$470,476	$452,971
Less: RIGL - derivatives	(9,756)	(29,909)	(48,268)	(134,222)	(26,081)	(155,251)	(238,480)
Less: VA GMWB economic cost	6,481	7,240	8,355	9,641	11,265	21,881	36,501
Less: RIGL - all other investments	10,833	16,962	51,985	113,999	(10,797)	187,473	172,149
Less: Related amortization of DAC & VOBA	(1,022)	5,543	(3,941)	6,746	5,689	(5,566)	14,037
Less: Minority interest	—	—	—	—	—	245	—
Pre-tax operating income	$116,101	$150,743	$99,556	$94,822	$123,643	$421,694	$468,764

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 2/6/2013

Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

Total Portfolio

Fixed Maturities	$27,983.5	$28,189.7	$28,850.5	$29,607.2	$30,088.0	82%
Mortgage Loans	5,353.5	5,314.5	5,204.0	5,096.1	4,950.2	13%
Investment Real Estate	29.9	31.5	20.6	19.8	19.8	0%
Equity Securities	335.2	360.5	350.5	373.6	411.8	1%
Policy Loans	879.8	877.9	870.8	869.6	865.4	2%
Short-Term Investments	101.5	110.2	89.5	110.7	217.8	1%
Other Long-Term Investments	257.7	324.0	333.3	347.1	361.8	1%
Total Invested Assets	$34,941.1	$35,208.3	$35,719.2	$36,424.1	$36,914.8	100%

Draft 2/6/2013

Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

Fixed Income

Corporate Bonds	$20,148.4	$20,321.8	$20,903.8	$21,580.4	$22,054.4	73%
Residential Mortgage-Backed Securities	2,656.1	2,664.5	2,501.3	2,393.9	2,197.1	7%
Commercial Mortgage-Backed Securities	741.8	785.1	938.0	1,023.6	1,040.9	3%
Other Asset-Backed Securities	971.0	996.8	1,056.3	1,091.7	1,133.0	4%
U.S. Government-related Securities	1,771.5	1,645.1	1,629.2	1,659.9	1,475.8	5%
Other Government-related Securities	137.9	180.0	166.3	160.2	164.2	1%
States, Municipals and Political Subdivisions	1,556.8	1,596.4	1,655.6	1,697.5	1,722.6	6%
Other	—	—	—	—	300.0	1%
Total Fixed Income Portfolio	$27,983.5	$28,189.7	$28,850.5	$29,607.2	$30,088.0	100%

Fixed Income - Quality

AAA	16.5%	16.2%	16.2%	15.9%	14.6%
AA	8.0%	8.0%	7.1%	7.2%	7.2%
A	27.5%	28.7%	30.3%	30.8%	30.8%
BBB	41.0%	39.5%	39.2%	39.1%	39.7%
Below investment grade	7.0%	7.6%	7.2%	7.0%	6.7%
Not rated	0.0%	0.0%	0.0%	0.0%	1.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 2/6/2013

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

NAIC Rating
1	56.07%	55.97%	56.44%	56.82%	56.77%
2	38.92%	38.64%	38.58%	38.16%	38.52%
3	2.80%	3.47%	3.21%	3.32%	3.23%
4	1.31%	0.76%	0.76%	0.70%	0.62%
5	0.73%	0.96%	0.94%	0.91%	0.70%
6	0.17%	0.20%	0.07%	0.09%	0.16%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.01%	5.39%	4.98%	5.02%	4.71%

Note:  NAIC Ratings reflect statutory carrying values

Draft 2/6/2013

Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

Mortgage Loans - Type

Retail	65.7%	65.7%	66.4%	68.0%	67.3%
Apartments	11.3%	11.6%	10.7%	8.9%	9.5%
Office Buildings	13.4%	13.2%	13.6%	13.6%	13.7%
Warehouses	7.6%	7.4%	7.3%	7.3%	7.4%
Miscellaneous	2.0%	2.1%	2.0%	2.2%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$2.4	$5.3	$30.1	$1.6	$2.3
90 Days Past Due	12.5	5.6	11.3	21.8	17.2
Renegotiated Loans (2)	16.1	—	—	—	—
Foreclosed Real Estate	10.4	2.7	2.7	2.4	4.4
	$41.4	$13.6	$44.1	$25.8	$23.9 (1)

% of Commercial Mortgage Loan Portfolio	0.8%	0.3%	0.8%	0.5%	0.5%

(1)  Includes $6.9 million of nonperforming loans subject to a pooling and servicing agreement as of December 31, 2012.

(2)  Loans restructured under the terms of a pooling and servicing agreement.

Draft 2/6/2013

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$2.2	$1.7	$1.3	$0.9	$0.5
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	21.0	19.1	17.2	15.4	14.1
Total	$23.2	$20.8	$18.5	$16.3	$14.6

Modco Trading Portfolio

Rating
AAA	$845.5	$607.9	$605.9	$590.3	$559.4
AA	267.4	259.6	245.5	267.6	239.8
A	702.9	742.3	799.1	801.8	801.6
BBB	909.3	1,007.5	1,037.7	1,055.4	1,038.9
Below investment grade	211.7	338.8	316.9	364.5	353.1
Short-term investments	85.8	63.6	43.4	56.0	118.9
Total	$3,022.6	$3,019.7	$3,048.5	$3,135.6	$3,111.7

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 2/6/2013

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$0.9	$—	$—	$—	$—	$0.9
BBB	—	—	—	—	—	—
Below investment grade	442.7	—	—	—	—	442.7
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$443.6	$—	$—	$—	$—	$443.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	—	—	—	—	—	—
Below investment grade	18.3	—	—	—	—	18.3
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$18.3	$—	$—	$—	$—	$18.3

Draft 2/6/2013

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$428.0	$83.4	$356.7	$358.3	$—	$1,226.4
AA	12.5	—	—	—	—	12.5
A	32.4	—	—	—	—	32.4
BBB	28.7	—	—	—	—	28.7
Below investment grade	450.9	—	—	—	—	450.9
Total mortgage-backed securities collateralized by prime loans	$952.5	$83.4	$356.7	$358.3	$—	$1,750.9

Includes $1.2 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$26.3	$9.1	$23.5	$26.3	$—	$85.2
AA	—	—	—	—	—	—
A	0.9	—	—	—	—	0.9
BBB	1.3	—	—	—	—	1.3
Below investment grade	12.3	—	—	—	—	12.3
Total mortgage-backed securities collateralized by prime loans	$40.8	$9.1	$23.5	$26.3	$—	$99.7

Draft 2/6/2013

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of December 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$113.8	$—	$86.5	$244.1	$272.8	$717.2
AA	—	—	34.2	39.4	44.5	118.1
A	47.2	2.2	35.5	88.2	14.9	188.0
BBB	17.6	—	—	—	—	17.6
Total commercial mortgage-backed securities	$178.6	$2.2	$156.2	$371.7	$332.2	$1,040.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$3.5	$—	$10.9	$32.1	$13.4	$59.9
AA	—	—	3.0	4.4	0.4	7.8
A	2.8	—	2.9	4.7	0.5	10.9
BBB	0.7	—	—	—	—	0.7
Total commercial mortgage-backed securities	$7.0	$—	$16.8	$41.2	$14.3	$79.3

Draft 2/6/2013

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of December 31, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$554.6	$4.6	$32.1	$26.3	$35.1	$652.7
AA	165.5	—	—	—	6.7	172.2
A	31.6	—	—	75.5	71.7	178.8
BBB	2.4	—	—	—	—	2.4
Below investment grade	126.9	—	—	—	—	126.9
Total other asset-backed securities	$881.0	$4.6	$32.1	$101.8	$113.5	$1,133.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(24.4)	$—	$0.1	$0.4	$0.6	$(23.3)
AA	(14.3)	—	—	—	0.3	(14.0)
A	1.5	—	—	6.5	1.4	9.4
BBB	—	—	—	—	—	—
Below investment grade	1.0	—	—	—	—	1.0
Total other asset-backed securities	$(36.2)	$—	$0.1	$6.9	$2.3	$(26.9)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 2/6/2013

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$408,057	$388,117	$397,645	$379,207	$410,105	$1,591,581	$1,575,074
Reinsurance ceded	(237,886)	(192,755)	(209,803)	(190,099)	(239,056)	(846,762)	(831,713)
Net premiums and policy fees	170,171	195,362	187,842	189,108	171,049	744,819	743,361
Net investment income	116,922	119,026	121,283	123,647	122,507	446,175	486,463
Other income	26,205	29,154	29,966	28,280	29,709	110,307	117,109
Total operating revenues	313,298	343,542	339,091	341,035	323,265	1,301,301	1,346,933

BENEFITS & EXPENSES
Benefits and settlement expenses	226,501	254,579	251,509	305,281	243,276	978,098	1,054,645
Amortization of deferred policy acquisition costs and value of business acquired	22,218	22,594	19,454	(26,464)	29,495	87,461	45,079
Other operating expenses	30,769	36,000	37,780	33,545	34,852	139,619	142,177
Total benefits and expenses	279,488	313,173	308,743	312,362	307,623	1,205,178	1,241,901

INCOME BEFORE INCOME TAX	33,810	30,369	30,348	28,673	15,642	96,123	105,032
PRE-TAX OPERATING INCOME	$33,810	$30,369	$30,348	$28,673	$15,642	$96,123	$105,032

Life Marketing Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2011	2012	2012	2012	2012	2011	2012

SALES BY PRODUCT
Traditional	$162	$287	$307	$326	$195	$3,846	$1,115
Universal life	23,344	20,962	24,142	30,779	41,216	117,947	117,099
Bank-owned life insurance	1,722	1,345	1,376	33	499	11,363	3,253
Total	$25,228	$22,594	$25,825	$31,138	$41,910	$133,156	$121,467

SALES BY DISTRIBUTION
Independent agents	$15,280	$13,940	$14,818	$18,373	$26,561	$89,398	$73,692
Stockbrokers/banks	8,000	6,976	9,191	12,315	14,491	31,677	42,973
BOLI/other	1,948	1,678	1,816	450	858	12,081	4,802
Total	$25,228	$22,594	$25,825	$31,138	$41,910	$133,156	$121,467

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	467,829,953	461,855,587	455,686,339	449,416,242	443,238,635	476,813,161	449,462,487
Universal life	71,990,128	73,904,855	76,266,740	79,452,404	84,396,938	67,823,606	80,331,839
Total	$539,820,081	$535,760,442	$531,953,079	$528,868,646	$527,635,573	$544,636,767	$529,794,326

AVERAGE ACCOUNT VALUES
Universal life	6,217,370	6,330,645	6,393,984	6,466,699	6,608,067	6,037,896	6,501,025
Variable universal life	342,478	371,893	383,082	388,002	391,767	364,803	387,424
Total	$6,559,848	$6,702,538	$6,777,066	$6,854,701	$6,999,834	$6,402,699	$6,888,449

Draft 2/6/2013

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$218,502	$212,158	$215,672	$207,305	$211,945	$834,499	$847,080
Reinsurance ceded	(101,534)	(80,301)	(102,644)	(99,496)	(104,804)	(419,676)	(387,245)
Net premiums and policy fees	116,968	131,857	113,028	107,809	107,141	414,823	459,835
Net investment income	138,261	138,121	138,692	136,466	137,055	529,261	550,334
Other income	1,459	1,579	2,240	1,397	787	5,561	6,003
Total operating revenues	256,688	271,557	253,960	245,672	244,983	949,645	1,016,172
RIGL - investments	13,289	17,312	55,338	107,500	(1,209)	167,107	178,941
RIGL - derivatives	(3,116)	10,640	(48,002)	(101,622)	8,166	(133,931)	(130,818)
Total revenues	266,861	299,509	261,296	251,550	251,940	982,821	1,064,295

BENEFITS & EXPENSES
Benefits and settlement expenses	178,056	194,173	180,488	169,441	172,791	662,293	716,893
Amortization of deferred policy acquisition costs and value of business acquired	19,938	23,175	17,732	17,707	17,891	74,167	76,505
Other operating expenses	17,149	15,110	12,125	12,369	12,110	55,792	51,714
Operating benefits and expenses	215,143	232,458	210,345	199,517	202,792	792,252	845,112
Amortization of DAC/VOBA related to realized gains (losses) - investments	(360)	(33)	208	109	462	874	746
Total benefits and expenses	214,783	232,425	210,553	199,626	203,254	793,126	845,858

INCOME BEFORE INCOME TAX	52,078	67,084	50,743	51,924	48,686	189,695	218,437

Adjustments to Reconcile to Operating Income:
Less: RIGL	10,173	27,952	7,336	5,878	6,957	33,176	48,123
Less: Related amortization of DAC/VOBA	360	33	(208)	(109)	(462)	(874)	(746)

PRE-TAX OPERATING INCOME	$41,545	$39,099	$43,615	$46,155	$42,191	$157,393	$171,060

Draft 2/6/2013

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$19,083	$21,928	$23,252	$24,870	$27,878	$68,385	$97,928
Reinsurance ceded	(12)	(13)	(7)	(5)	(1)	(66)	(26)
Net premiums and policy fees	19,071	21,915	23,245	24,865	27,877	68,319	97,902
Net investment income	127,577	125,985	124,159	123,933	130,268	507,230	504,345
RIGL - derivatives	(6,481)	(7,240)	(8,355)	(9,641)	(11,265)	(21,881)	(36,501)
Other income	16,167	17,711	19,187	22,276	25,143	55,160	84,317
Total operating revenues	156,334	158,371	158,236	161,433	172,023	608,828	650,063
RIGL - investments	10,176	15,013	10,373	2,475	609	9,461	28,470
RIGL - derivatives, net of economic cost	902	(33,960)	12,983	(22,893)	(22,461)	16,058	(66,331)
Total Revenues	167,412	139,424	181,592	141,015	150,171	634,347	612,202

BENEFITS & EXPENSES
Benefits and settlement expenses	101,652	90,290	88,564	107,253	83,585	391,880	369,692
Amortization of deferred policy acquisition costs and value of business acquired	8,197	9,002	16,053	19,022	15,955	51,417	60,032
Other operating expenses	22,255	23,296	25,066	25,750	27,135	85,307	101,247
Operating benefits and expenses	132,104	122,588	129,683	152,025	126,675	528,604	530,971
Amortization related to benefit and settlement expenses	(405)	1,619	(763)	(1,124)	198	(1,092)	(70)
Amortization of DAC related to realized gains (losses) - investments	1,787	(7,129)	4,496	(5,731)	(6,349)	5,784	(14,713)
Total benefits and expenses	133,486	117,078	133,416	145,170	120,524	533,296	516,188

INCOME (LOSS) BEFORE INCOME TAX	33,926	22,346	48,176	(4,155)	29,647	101,051	96,014

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	10,176	15,013	10,373	2,475	609	9,461	28,470
Less: RIGL - derivatives, net of economic cost	902	(33,960)	12,983	(22,893)	(22,461)	16,058	(66,331)
Less: amortization related to benefit and settlement expenses	405	(1,619)	763	1,124	(198)	1,092	70
Less: related amortization of DAC	(1,787)	7,129	(4,496)	5,731	6,349	(5,784)	14,713

PRE-TAX OPERATING INCOME	$24,230	$35,783	$28,553	$9,408	$45,348	$80,224	$119,092

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2011	2012	2012	2012	2012	2011	2012

SALES
Variable Annuity	$498,617	$567,408	$673,338	$761,011	$733,228	$2,348,599	$2,734,985
Immediate Annuity	14,696	14,068	15,939	14,311	11,508	66,250	55,826
Single Premium Deferred Annuity	173,420	138,314	138,044	136,540	117,127	888,400	530,025
Market Value Adjusted Annuity	2,595	155	1,965	1,102	1,817	77,205	5,039
Equity Indexed Annuity	179	289	103	215	214	727	821
Total	$689,507	$720,234	$829,389	$913,179	$863,894	$3,381,181	$3,326,696

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$13,242	$17,343	$8,044	$(2,920)	$18,917	$14,106	$41,384
Fixed Annuity	10,988	18,440	20,509	12,328	26,431	66,118	77,708
Total	$24,230	$35,783	$28,553	$9,408	$45,348	$80,224	$119,092

DEPOSIT BALANCE
VA Fixed Annuity	$510,567	$515,613	$563,315	$581,243	$551,098
VA Separate Account Annuity	6,140,365	7,050,549	7,358,411	8,309,426	9,037,748
Sub-total	6,650,932	7,566,162	7,921,726	8,890,669	9,588,846
Fixed Annuity	8,152,841	8,069,304	7,958,916	7,940,514	7,904,746
Total	$14,803,773	$15,635,466	$15,880,642	$16,831,183	$17,493,592

Draft 2/6/2013

Stable Value Products Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Net investment income	$34,497	$32,402	$34,956	$29,851	$31,030	$145,150	$128,239
Other income	—	1	—	—	—	(1)	1
Total operating revenues	34,497	32,403	34,956	29,851	31,030	145,149	128,240
RIGL - derivatives	98	646	(870)	221	(174)	(359)	(177)
RIGL - investments	(774)	1,607	274	(3,139)	(3,956)	25,325	(5,214)
Total revenues	33,821	34,656	34,360	26,933	26,900	170,115	122,849

BENEFITS & EXPENSES
Benefits and settlement expenses	19,444	18,957	18,221	16,002	11,610	81,256	64,790
Amortization of deferred policy acquisition costs and value of business acquired	221	196	230	410	111	4,556	947
Other operating expenses	606	604	547	389	634	2,557	2,174
Total benefits and expenses	20,271	19,757	18,998	16,801	12,355	88,369	67,911

INCOME BEFORE INCOME TAX	13,550	14,899	15,362	10,132	14,545	81,746	54,938

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	98	646	(870)	221	(174)	(359)	(177)
Less: RIGL - investments	(774)	1,607	274	(3,139)	(3,956)	25,325	(5,214)

PRE-TAX OPERATING INCOME	$14,226	$12,646	$15,958	$13,050	$18,675	$56,780	$60,329

Stable Value Products Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2011	2012	2012	2012	2012	2011	2012

SALES
GIC	$32,900	$26,000	$—	$101,954	$272,150	$498,695	$400,104
GFA - Direct Institutional	—	150,000	26,500	45,000	—	300,000	221,500
Total	$32,900	$176,000	$26,500	$146,954	$272,150	$798,695	$621,604

DEPOSIT BALANCE
Quarter End Balance	$2,769,510	$2,772,378	$2,676,312	$2,328,237	$2,510,559
Average Daily Balance	$2,827,891	$2,784,389	$2,737,667	$2,591,485	$2,437,851

OPERATING SPREAD	2.01%	1.82%	2.33%	2.01%	3.06%

ADJUSTED OPERATING SPREAD (1)	2.00%	1.80%	1.98%	2.00%	2.60%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 2/6/2013

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$69,621	$68,936	$69,883	$68,729	$67,081	$284,206	$274,629
Reinsurance ceded	(32,215)	(31,473)	(32,214)	(31,456)	(31,681)	(128,063)	(126,824)
Net premiums and policy fees	37,406	37,463	37,669	37,273	35,400	156,143	147,805
Net investment income	6,054	6,542	5,883	5,972	5,913	26,501	24,310
Other income	24,842	26,601	29,513	29,247	25,821	94,627	111,182
Total operating revenues	68,302	70,606	73,065	72,492	67,134	277,271	283,297

BENEFITS & EXPENSES
Benefits and settlement expenses	23,968	24,048	25,247	27,492	23,910	99,510	100,697
Amortization of deferred policy acquisition costs and value of business acquired	8,690	8,677	8,829	8,705	7,740	38,080	33,951
Other operating expenses	28,938	32,915	32,510	32,145	34,625	114,029	132,195
Total benefits and expenses	61,596	65,640	66,586	68,342	66,275	251,619	266,843

INCOME BEFORE INCOME TAX	6,706	4,966	6,479	4,150	859	25,652	16,454
Less: noncontrolling interests	—	—	—	—	—	245	—
PRE-TAX OPERATING INCOME	$6,706	$4,966	$6,479	$4,150	$859	$25,407	$16,454

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
	2011	2012	2012	2012	2012	2011	2012

SALES
Credit insurance	$8,381	$8,802	$10,066	$9,558	$6,913	$35,767	$35,339
Service contracts	80,544	82,800	94,122	92,890	83,821	306,973	353,633
Other products	17,016	18,295	15,063	14,868	14,116	72,908	62,342
Total	$105,941	$109,897	$119,251	$117,316	$104,850	$415,648	$451,314

Draft 2/6/2013

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$4,970	$5,166	$4,977	$4,828	$4,596	$21,469	$19,567
Reinsurance ceded	(5)	(16)	(5)	(3)	(4)	(108)	(28)
Net premiums and policy fees	4,965	5,150	4,972	4,825	4,592	21,361	19,539
Net investment income	41,408	40,045	31,249	48,075	49,272	166,326	168,641
Other income	3,847	36,214	574	(10)	3,173	42,158	39,951
Total operating revenues	50,220	81,409	36,795	52,890	57,037	229,845	228,131
RIGL - investments	(11,858)	(16,970)	(14,000)	7,163	(6,241)	(14,420)	(30,048)
RIGL - derivatives	(1,159)	5	(4,024)	(287)	(347)	(15,138)	(4,653)
Total revenues	37,203	64,444	18,771	59,766	50,449	200,287	193,430

BENEFITS & EXPENSES
Benefits and settlement expenses	3,543	5,963	5,256	5,600	2,574	21,528	19,393
Amortization of deferred policy acquisition costs and value of business acquired	1,618	354	186	253	225	2,654	1,018
Other operating expenses	49,475	47,212	56,750	53,651	53,310	199,896	210,923
Total benefits and expenses	54,636	53,529	62,192	59,504	56,109	224,078	231,334

INCOME (LOSS) BEFORE INCOME TAX	(17,433)	10,915	(43,421)	262	(5,660)	(23,791)	(37,904)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(11,858)	(16,970)	(14,000)	7,163	(6,241)	(14,420)	(30,048)
Less: RIGL - derivatives	(1,159)	5	(4,024)	(287)	(347)	(15,138)	(4,653)
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$(4,416)	$27,880	$(25,397)	$(6,614)	$928	$5,767	$(3,203)

Draft 2/6/2013

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 2/6/2013

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	4TH QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2011	2012

Life Marketing	$33,810	$15,642	$96,123	$105,032
Acquisitions	41,545	42,191	157,393	171,060
Annuities	24,230	45,348	80,224	119,092
Stable Value Products	14,226	18,675	56,780	60,329
Asset Protection	6,706	859	25,407	16,454
Corporate & Other	(4,416)	928	5,767	(3,203)
Total Pre-tax operating income	116,101	123,643	421,694	468,764

Realized Investment Gains (Losses) - Investments	9,811	(5,108)	181,907	186,186
Realized Investment Gains (Losses) - Derivatives	(3,275)	(14,816)	(133,370)	(201,979)
Income Tax Expense	(36,603)	(36,923)	(154,839)	(150,519)

Net income available to PLC’s common shareowners	$86,034	$66,796	$315,392	$302,452

Draft 2/6/2013

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2012	2012	2012	2012	2011	2012

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.97	$1.18	$0.85	$0.76	$0.98	$3.28	$3.78
RIGL - Derivatives per share-diluted	(0.03)	(0.18)	(0.31)	(0.98)	(0.12)	(1.00)	(1.59)
RIGL - All Other Investments-diluted	0.08	0.18	0.37	0.95	(0.04)	1.37	1.47
Net income available to PLC’s common shareowners per share-diluted	$1.02	$1.18	$0.91	$0.73	$0.82	$3.65	$3.66

Draft 2/6/2013

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2012	2012	2012	2012

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$45.45	$46.74	$51.81	$57.70	$59.06
Less: Accumulated other comprehensive income (loss)	12.07	12.37	16.47	21.70	22.22
Excluding accumulated other comprehensive income (loss)	$33.38	$34.37	$35.34	$36.00	$36.84

Draft 2/6/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$302,452
Less:
Realized investment gains (losses), net of income tax
Investments	11,025	33,790	74,099	(7,018)	111,896
Derivatives	(14,734)	(25,943)	(80,978)	(9,630)	(131,285)
Related amortization of DAC and VOBA, net of income tax	3,603	(2,561)	4,385	3,698	9,125
Operating Income	$99,127	$70,869	$62,974	$79,746	$312,716

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2011	$3,711,517	$985,444	$2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
Total			$14,066,528

Average			$2,813,306

Operating Income Return on Average Equity			11.1%

Draft 2/6/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended December 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$58,878	$87,623	$82,857	$86,034	$315,392
Less:
Realized investment gains (losses), net of income tax
Investments	(774)	32,129	83,460	7,041	121,856
Derivatives	(5,422)	(19,396)	(59,744)	(2,129)	(86,691)
Related amortization of DAC and VOBA, net of income tax	2,551	(468)	(5,036)	(664)	(3,617)
Operating Income	$62,523	$75,358	$64,177	$81,786	$283,844

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2010	$2,841,188	$307,850	$2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
Total			$13,153,309

Average			$2,630,662

Operating Income Return on Average Equity			10.8%

Draft 2/6/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$302,452

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2011	$3,711,517	$985,444	$2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
Total			$14,066,528

Average			$2,813,306

Net income available to PLC’s common shareowners Return on Average Equity			10.8%

Draft 2/6/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended December 31, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$58,878	$87,623	$82,857	$86,034	$315,392

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
December 31, 2010	$2,841,188	$307,850	$2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
Total			$13,153,309

Average			$2,630,662

Net income available to PLC’s common shareowners Return on Average Equity			12.0%

Draft 2/6/2013

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2011	2011	2011	2011

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$26,239	$33,704	$20,321	$36,010	$116,274
DAC change	(6,966)	(3,441)	(7,544)	(2,200)	(20,151)
Life Marketing as adjusted	19,273	30,263	12,777	33,810	96,123

Asset Protection as originally reported	6,542	5,530	6,019	6,571	24,662
DAC change	310	155	145	135	745
Asset Protection as adjusted	6,852	5,685	6,164	6,706	25,407

Annuities as originally reported	13,085	24,375	43,784	29,482	110,726
DAC change	(4,935)	(5,237)	(4,179)	(4,451)	(18,802)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Annuities as adjusted	18,640	17,178	20,176	24,230	80,224

Stable Value Products	9,195	19,142	14,217	14,226	56,780
Acquisitions	32,391	39,429	44,028	41,545	157,393
Corporate & Other	10,021	3,977	(3,815)	(4,416)	5,767

Total Pre-tax Operating Income as originally reported	97,473	126,157	124,554	123,418	471,602
DAC change	(11,591)	(8,523)	(11,578)	(6,516)	(38,208)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Total Pre-tax Operating Income as adjusted	96,372	115,674	93,547	116,101	421,694

Income before income tax as originally reported	104,095	143,273	131,203	128,581	507,152
DAC change	(13,381)	(8,434)	(8,917)	(5,944)	(36,676)
Income before income tax as adjusted	90,714	134,839	122,286	122,637	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	67,517	93,068	88,614	89,871	339,070
DAC change	(8,639)	(5,445)	(5,757)	(3,837)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	58,878	87,623	82,857	86,034	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$0.72	$0.94	$0.98	$1.02	$3.65
DAC change	(0.09)	(0.06)	(0.09)	(0.05)	(0.28)
VA change to operating income	0.08	(0.02)	(0.15)	—	(0.09)
Operating Earnings per Share as adjusted	$0.71	$0.86	$0.74	$0.97	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$0.77	$1.06	$1.03	$1.06	$3.92
DAC change	(0.10)	(0.06)	(0.07)	(0.04)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$0.67	$1.00	$0.96	$1.02	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/6/2013

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2011	2011	2011

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$48,295,466	$50,987,849	$52,023,403	$52,932,085
DAC change	(771,013)	(775,521)	(779,092)	(788,716)
Total GAAP Assets as adjusted	$47,524,453	$50,212,328	$51,244,311	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	3,417,209	3,605,238	4,082,235	4,220,465
DAC change	(497,544)	(500,437)	(502,720)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,919,665	$3,104,801	$3,579,515	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	3,097,855	3,154,309	3,197,783	3,254,246
DAC change	(513,134)	(518,579)	(524,336)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,584,721	$2,635,730	$2,673,447	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	39.87	42.59	49.30	51.68
DAC change	(5.80)	(5.91)	(6.08)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$34.07	$36.68	$43.22	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.15	37.26	38.61	39.85
DAC change	(5.99)	(6.12)	(6.33)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.16	$31.14	$32.28	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.

Draft 2/6/2013

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470
DAC change	(48,411)	(42,714)	(30,018)	(23,606)
Life Marketing as adjusted	140,775	145,821	107,808	123,864

Asset Protection as originally reported	41,559	30,789	23,229	29,897
DAC change	244	1,729	3,019	1,594
Asset Protection as adjusted	41,803	32,518	26,248	31,491

Annuities as originally reported	23,051	18,707	56,642	53,901
DAC change	(18,201)	(27,212)	(15,997)	(22,689)
VA change to operating income	—	16,744	(18,591)	20,951
Annuities as adjusted	4,850	8,239	22,054	52,163

Stable Value Products	50,231	89,811	61,963	39,207
Acquisitions	129,247	136,479	133,760	111,143
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565
DAC change	(66,368)	(68,197)	(42,996)	(44,701)
VA change to operating income	—	16,744	(18,591)	20,951
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863
DAC change	(66,368)	(68,197)	(34,593)	(54,091)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241
DAC change	(42,837)	(44,031)	(22,351)	(34,927)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73
DAC change	(0.60)	(0.62)	(0.34)	(0.33)
VA change to operating income	—	0.15	(0.15)	0.15
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97
DAC change	(0.60)	(0.62)	(0.27)	(0.40)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 2/6/2013

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786
DAC change	(624,656)	(729,089)	(728,036)	(759,163)
Total GAAP Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087
DAC change	(403,135)	(470,538)	(469,892)	(489,899)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833
DAC change	(403,186)	(447,217)	(469,568)	(504,495)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88
DAC change	(5.74)	(6.73)	(5.49)	(5.71)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46
DAC change	(5.75)	(6.40)	(5.49)	(5.89)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.